                                                                 Exhibit 10.3(c)
                                                                  EXECUTION COPY

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

     ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (the "Agreement"), dated
September 29, 2006, is among Bank of America, National Association, a national banking association ("Assignor"), Banc of America Funding Corporation, a
Delaware corporation ("BAFC"), U.S. Bank National Association, a national banking association, as trustee of the Banc of America Funding 2006-H Trust
("Assignee"), Wells Fargo Bank, N.A., a national banking association ("Wells
Fargo Bank"), as servicer, and acknowledged by Wells Fargo Bank, N.A. as master servicer of the Banc of America Funding 2006-H Trust.

     WHEREAS, pursuant to (i) that certain Second Amended and Restated Master
Seller's Warranties and Servicing Agreement, dated as of May 1, 2006 (the
"MSWSA"), by and between Assignor, as purchaser, and Wells Fargo Bank, as seller and servicer, (ii) that certain Second Amended and Restated Master Mortgage Loan
Purchase Agreement, dated as of May 1, 2006 (the "MMLPA"), by and between
Assignor, as purchaser, and Wells Fargo Bank, as seller, (iii) certain
Assignment and Conveyance Agreements (2006-W41 and 2006-W42), each dated May 25,
2006, by and between Assignor and Wells Fargo Bank, (iv) certain Assignment and
Conveyance Agreements (2006-W49 and 2006-W50), each dated June 16, 2006, by and between Assignor and Wells Fargo Bank, (v) certain Assignment and Conveyance
Agreements (2006-W52, 2006-W53 and 2006-W54), each dated June 22, 2006, by and between Assignor and Wells Fargo Bank, and (vi) certain Assignment and
Conveyance Agreements (2006-W46, 2006-W47 and 2006-W48), each dated June 28,
2006, by and between Assignor and Wells Fargo Bank (collectively, with the MSWSA and the MMLPA, the "Purchase and Servicing Agreements"), each of which is attached in Appendix I hereto, the Assignor purchased the Mortgage Loans (as defined herein) from Wells Fargo Bank and Wells Fargo Bank currently services the Mortgage Loans;

     WHEREAS, on the date hereof, the Assignor is transferring all of its right, title and interest in and to the Mortgage Loans to BAFC;

     WHEREAS, on the date hereof, BAFC is transferring all of its right, title and interest in and to the Mortgage Loans to the Assignee; and

     WHEREAS, on the date hereof, Wells Fargo Bank, N.A., as master servicer (in such capacity, the "Master Servicer") and as securities administrator (in such capacity, the "Securities Administrator"), is entering into a Pooling and
Servicing Agreement, dated the date hereof (the "Pooling Agreement"), among
BAFC, the Master Servicer, the Securities Administrator and the Assignee,
pursuant to which the Master Servicer shall supervise, monitor and oversee the servicing of the Mortgage Loans.

     For and in consideration of the sum of one dollar ($1.00) and other valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1. The Assignor hereby grants, transfers and assigns to BAFC, and BAFC hereby grants, transfers and assigns to Assignee, all of the right, title and interest of the Assignor in, to and under the Purchase and Servicing Agreements, and the mortgage loans delivered under such agreement by Wells Fargo Bank to the
Assignor and listed on Exhibit A attached hereto (the "Mortgage Loans").

     The Assignor specifically reserves and does not assign to BAFC or the
Assignee any right, title and interest in, to or under any mortgage loan subject to the Purchase and Servicing Agreements other than the Mortgage Loans.

     2. The Assignor warrants and represents to, and covenants with, BAFC and the Assignee that:

          a. The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans free from any and all claims and encumbrances whatsoever;

          b. The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to Wells Fargo Bank with respect to the Purchase and Servicing Agreements or the Mortgage Loans;

          c. The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Purchase and Servicing
Agreements or the Mortgage Loans, including without limitation the transfer of the servicing obligations under the Purchase and Servicing Agreements. The
Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, the Purchase and Servicing Agreements or the Mortgage Loans; and

          d. Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the
Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933
(the "33 Act") or which would render the disposition of the Mortgage Loans a violation of Section 5 of the 33 Act or require registration pursuant thereto.

     3. From and after the date hereof, Wells Fargo Bank shall note the transfer of the Mortgage Loans to the Assignee in its books and records, and Wells Fargo
Bank shall recognize the Assignee as the owner of the Mortgage Loans.
Notwithstanding anything

                                        2

to the contrary contained in Section 9.01 of the MSWSA, Wells Fargo Bank shall service the Mortgage Loans pursuant to the MSWSA as modified by Section 6 of this Agreement, for the benefit of the Assignee.

     4. Wells Fargo Bank hereby represents and warrants to each of the other parties hereto (i) that the representations and warranties of Wells Fargo Bank in Section 3.01 of the MSWSA are true and correct in all material respects as of the date hereof with the same force and effect as though expressly made at and/or as of the date hereof, (ii) that it has serviced the Mortgage Loans in accordance with the terms of the MSWSA, as applicable, and (iii) that it has taken no action nor omitted to take any required action the omission of which would have the effect of impairing any mortgage insurance or guarantee on the
Mortgage Loans.

     5. In accordance with Sections 2.03 and 9.01 of the MSWSA, the Assignor hereby instructs Wells Fargo Bank, and Wells Fargo Bank hereby agrees, to release from its custody and deliver the Custodial Mortgage File (as defined in the MSWSA) for each Mortgage Loan to the Assignee, or a custodian on its behalf under the Pooling Agreement, at the address set forth in Section 7 herein on or before the closing date of the related Securitization Transaction (as defined in the MSWSA).

     6. Wells Fargo Bank, BAFC and the Assignee hereby agree to the following modifications to the MSWSA:

     a.   Section 5.02. Section 5.02 is hereby modified to read as follows:

          "Not later than the fifth (5th) Business Day of each month, the
          Company shall furnish to the Master Servicer a delinquency report in the form set forth in Exhibit G-1, a monthly remittance advice in the form set forth in Exhibit G-2, and a realized loss report in the form set forth in Exhibit G-3, each in a mutually agreeable electronic format, as to the remittance on such Remittance Date and as to the period ending on the last day of the month preceding such Remittance
          Date. The information required by Exhibit G-1 is limited to that which is readily available to the Company and is mutually agreed to by the
          Company and the Master Servicer."

          The exhibits referenced in this Section 6 are attached to this
          Agreement as Exhibit B hereto.

     b.   Section 6.05. Section 6.05 is hereby modified by deleting such section in its entirety and inserting "[Reserved]."

     c.   Section 10.01. Section 10.01(ii) is hereby modified by inserting the following after the word "thirty (30)":

          "(or, in the case of any failure by the Company to perform its obligations under Section 6.04 or Section 6.06, ten (10))"

                                        3

     d.   For purposes of clarification, the Servicing Fee Rate is equal to
          0.250% per annum.

     7. The Assignee's address for purposes of all notices and correspondence related to the Mortgage Loans and the Purchase and Servicing Agreements is:

               U.S. Bank National Association
               209 S. LaSalle Street, Suite 300
               Chicago, Illinois 60604
               Attention: Structured Finance Trust Services, BAFC 2006-H

     BAFC's address for purposes of all notices and correspondence related to the Mortgage Loans is:

               Banc of America Funding Corporation
               214 North Tryon Street
               Charlotte, North Carolina 28255
               Attention: General Counsel and Chief Financial Officer

     8. Wells Fargo Bank shall remit all funds pursuant to the following wire instructions:

               WELLS FARGO BANK, N.A.
               ABA# 121000248
               FOR CREDIT TO: SAS CLEARING, ACCT: 3970771416
               FFC TO: BAFC 2006-H #50951700

     9. Wells Fargo Bank hereby acknowledges that Wells Fargo Bank, N.A. has been appointed as the Master Servicer of the Mortgage Loans pursuant to the
Pooling Agreement, and therefore has the right to enforce all obligations of
Wells Fargo Bank, as they relate to the Mortgage Loans, under the Purchase and
Servicing Agreements. Such right will include, without limitation, the right to exercise any and all rights of the Assignor (but not the obligations) under the
Purchase and Servicing Agreements to monitor and enforce the obligations of
Wells Fargo Bank thereunder, the right to terminate Wells Fargo Bank under the
Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by Wells Fargo Bank under the
Purchase and Servicing Agreements, the right to receive all monthly reports and other data required to be delivered by Wells Fargo Bank under the Purchase and
Servicing Agreements, the right to examine the books and records of Wells Fargo
Bank, indemnification rights, and the right to exercise certain rights of consent and approval relating to actions taken by Wells Fargo Bank.

                               [Signatures Follow]

                                        4

     IN WITNESS WHEREOF, the parties have caused this Assignment, Assumption and
Recognition Agreement to be executed by their duly authorized officers as of the date first above written.

                                        Bank of America, National Association,
                                        as Assignor

                                        By: /s/ Bruce W. Good
                                            ------------------------------------
                                            Name: Bruce W. Good
                                            Title: Principal

                                        U.S. Bank National Association,
                                        as Assignee

                                        By: /s/ Melissa A. Rosal
                                            ------------------------------------
                                            Name: Melissa A. Rosal
                                            Title: Vice President

                                        Banc of America Funding Corporation

                                        By: /s/ Scott Evans
                                            ------------------------------------
                                            Name: Scott Evans
                                            Title: Senior Vice President

                                        Wells Fargo Bank, N.A., as servicer

                                        By: /s/ Bradley A. Davis
                                            ------------------------------------
                                            Name: Bradley A. Davis
                                            Title: Vice President

Acknowledged and Agreed as
of the date first written above:

Wells Fargo Bank, N.A., as Master Servicer

By: /s/ Peter A. Gobell
    ---------------------------------
Name: Peter A. Gobell
Title: Vice President

       [ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT FOR BAFC 2006-H]

                                    EXHIBIT A

                           Schedule of Mortgage Loans

     [Please refer to Exhibits D-1 through D-6 of the Pooling and Servicing
                                   Agreement]

                                       A-1

                                    EXHIBIT B

EXHIBIT G-1 STANDARD FILE LAYOUT - DELINQUENCY REPORTING

COLUMN/HEADER NAME                            DESCRIPTION                    DECIMAL    FORMAT COMMENT
---------------------------   --------------------------------------------   -------   ----------------

SERVICER_LOAN_NBR             A unique number assigned to a loan by the
                              Servicer.  This may be different than the
                              LOAN_NBR

LOAN_NBR                      A unique identifier assigned to each loan
                              by the originator.

CLIENT_NBR                    Servicer Client Number

SERV_INVESTOR_NBR             Contains a unique number as assigned by an
                              external servicer to identify a group of
                              loans in their system.

BORROWER_FIRST_NAME           First Name of the Borrower.

BORROWER_LAST_NAME            Last name of the borrower.

PROP_ADDRESS                  Street Name and Number of Property

PROP_STATE                    The state where the  property located.

PROP_ZIP                      Zip code where the property is located.

BORR_NEXT_PAY_DUE_DATE        The date that the borrower's next payment                MM/DD/YYYY
                              is due to the servicer at the end of
                              processing cycle, as reported by Servicer.

LOAN_TYPE                     Loan Type (i.e. FHA, VA, Conv)

BANKRUPTCY_FILED_DATE         The date a particular bankruptcy claim was               MM/DD/YYYY
                              filed.

BANKRUPTCY_CHAPTER_CODE       The chapter under which the bankruptcy was
                              filed.

BANKRUPTCY_CASE_NBR           The case number assigned by the court to
                              the bankruptcy filing.

POST_PETITION_DUE_DATE        The payment due date once the bankruptcy                 MM/DD/YYYY
                              has been approved by the courts

BANKRUPTCY_DCHRG_DISM_DATE    The Date The Loan Is Removed From                        MM/DD/YYYY
                              Bankruptcy. Either by Dismissal, Discharged
                              and/or a Motion For Relief Was Granted.

LOSS_MIT_APPR_DATE            The Date The Loss Mitigation Was Approved                MM/DD/YYYY
                              By The Servicer

LOSS_MIT_TYPE                 The Type Of Loss Mitigation Approved For A
                              Loan Such As;

LOSS_MIT_EST_COMP_DATE        The Date The Loss Mitigation /Plan Is                    MM/DD/YYYY
                              Scheduled To End/Close

LOSS_MIT_ACT_COMP_DATE        The Date The Loss Mitigation Is Actually                 MM/DD/YYYY
                              Completed

FRCLSR_APPROVED_DATE          The date DA Admin sends a letter to the                  MM/DD/YYYY
                              servicer with instructions to begin
                              foreclosure proceedings.

ATTORNEY_REFERRAL_DATE        Date File Was Referred To Attorney to                    MM/DD/YYYY
                              Pursue Foreclosure

FIRST_LEGAL_DATE              Notice of 1st legal filed by an Attorney in              MM/DD/YYYY
                              a Foreclosure Action

                                       B-1

FRCLSR_SALE_EXPECTED_DATE     The date by which a foreclosure sale is                  MM/DD/YYYY
                              expected to occur.

FRCLSR_SALE_DATE              The actual date of the foreclosure sale.                 MM/DD/YYYY

FRCLSR_SALE_AMT               The amount a property sold for at the             2      No commas(,) or
                              foreclosure sale.                                        dollar signs ($)

EVICTION_START_DATE           The date the servicer initiates eviction of              MM/DD/YYYY
                              the borrower.

EVICTION_COMPLETED_DATE       The date the court revokes legal possession              MM/DD/YYYY
                              of the property from the borrower.

LIST_PRICE                    The price at which an REO property is             2      No commas(,) or
                              marketed.                                                dollar signs ($)

LIST_DATE                     The date an REO property is listed at a                  MM/DD/YYYY
                              particular price.

OFFER_AMT                     The dollar value of an offer for an REO           2      No commas(,) or
                              property.                                                dollar signs ($)

OFFER_DATE_TIME               The date an offer is received by DA Admin                MM/DD/YYYY
                              or by the Servicer.

REO_CLOSING_DATE              The date the REO sale of the property is                 MM/DD/YYYY
                              scheduled to close.

REO_ACTUAL_CLOSING_DATE       Actual Date Of REO Sale                                  MM/DD/YYYY

OCCUPANT_CODE                 Classification of how the property is
                              occupied.

PROP_CONDITION_CODE           A code that indicates the condition of the
                              property.

PROP_INSPECTION_DATE          The date a  property inspection is                       MM/DD/YYYY
                              performed.

APPRAISAL_DATE                The date the appraisal was done.                         MM/DD/YYYY

CURR_PROP_VAL                 The current "as is" value of the property         2
                              based on brokers price opinion or appraisal.

REPAIRED_PROP_VAL             The amount the property would be worth if         2
                              repairs are completed pursuant to a
                              broker's price opinion or appraisal.

IF APPLICABLE:

DELINQ_STATUS_CODE            FNMA Code Describing Status of Loan

DELINQ_REASON_CODE            The circumstances which caused a borrower
                              to stop paying on a loan.  Code indicates
                              the reason why the loan is in default for
                              this cycle.

MI_CLAIM_FILED_DATE           Date Mortgage Insurance Claim Was Filed                  MM/DD/YYYY
                              With Mortgage Insurance Company.

MI_CLAIM_AMT                  Amount of Mortgage Insurance Claim Filed                 No commas(,) or
                                                                                       dollar signs ($)

MI_CLAIM_PAID_DATE            Date Mortgage Insurance Company Disbursed                MM/DD/YYYY
                              Claim Payment

MI_CLAIM_AMT_PAID             Amount Mortgage Insurance Company Paid On         2      No commas(,) or
                              Claim                                                    dollar signs ($)

POOL_CLAIM_FILED_DATE         Date Claim Was Filed With Pool Insurance                 MM/DD/YYYY
                              Company

POOL_CLAIM_AMT                Amount of Claim Filed With Pool Insurance         2      No commas(,) or
                              Company                                                  dollar signs ($)

POOL_CLAIM_PAID_DATE          Date Claim Was Settled and The Check Was                 MM/DD/YYYY
                              Issued By The Pool Insurer

                                       B-2

POOL_CLAIM_AMT_PAID           Amount Paid On Claim By Pool Insurance            2      No commas(,) or
                              Company                                                  dollar signs ($)

FHA_PART_A_CLAIM_FILED_DATE   Date FHA Part A Claim Was Filed With HUD                 MM/DD/YYYY

FHA_PART_A_CLAIM_AMT          Amount of FHA Part A Claim Filed                  2      No commas(,) or
                                                                                       dollar signs ($)

FHA_PART_A_CLAIM_PAID_DATE    Date HUD Disbursed Part A Claim Payment                  MM/DD/YYYY

FHA_PART_A_CLAIM_PAID_AMT     Amount HUD Paid on Part A Claim                   2      No commas(,) or
                                                                                       dollar signs ($)

FHA_PART_B_CLAIM_FILED_DATE   Date FHA Part B Claim Was Filed With HUD                 MM/DD/YYYY

FHA_PART_B_CLAIM_AMT          Amount of FHA Part B Claim Filed                  2      No commas(,) or
                                                                                       dollar signs ($)

FHA_PART_B_CLAIM_PAID_DATE    Date HUD Disbursed Part B Claim Payment                  MM/DD/YYYY

FHA_PART_B_CLAIM_PAID_AMT     Amount HUD Paid on Part B Claim                   2      No commas(,) or
                                                                                       dollar signs ($)

VA_CLAIM_FILED_DATE           Date VA Claim Was Filed With the Veterans                MM/DD/YYYY
                              Admin

VA_CLAIM_PAID_DATE            Date Veterans Admin. Disbursed VA Claim                  MM/DD/YYYY
                              Payment

VA_CLAIM_PAID_AMT             Amount Veterans Admin. Paid on VA Claim           2      No commas(,) or
                                                                                       dollar signs ($)

                                       B-3

EXHIBIT G-1: STANDARD FILE CODES - DELINQUENCY REPORTING

The LOSS MIT TYPE field should show the approved Loss Mitigation Code as follows:

     o    ASUM- Approved Assumption

     o    BAP- Borrower Assistance Program

     o    CO- Charge Off

     o    DIL- Deed-in-Lieu

     o    FFA- Formal Forbearance Agreement

     o    MOD- Loan Modification

     o    PRE- Pre-Sale

     o    SS- Short Sale

     o    MISC- Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss
Mitigation Types other than those above are used, the Servicer must supply Wells
Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The OCCUPANT CODE field should show the current status of the property code as follows:

     o    Mortgagor

     o    Tenant

     o    Unknown

     o    Vacant

The PROPERTY CONDITION field should show the last reported condition of the property as follows:

     o    Damaged

     o    Excellent

     o    Fair

     o    Gone

     o    Good

     o    Poor

     o    Special Hazard

     o    Unknown

                                      B-4

EXHIBIT G-1: STANDARD FILE CODES - DELINQUENCY REPORTING, CONTINUED

The FNMA DELINQUENT REASON CODE field should show the Reason for Delinquency as follows:

DELINQUENCY
CODE          DELINQUENCY DESCRIPTION
-----------   -----------------------------------------
001           FNMA-Death of principal mortgagor
002           FNMA-Illness of principal mortgagor
003           FNMA-Illness of mortgagor's family member
004           FNMA-Death of mortgagor's family member
005           FNMA-Marital difficulties
006           FNMA-Curtailment of income
007           FNMA-Excessive Obligation
008           FNMA-Abandonment of property
009           FNMA-Distant employee transfer
011           FNMA-Property problem
012           FNMA-Inability to sell property
013           FNMA-Inability to rent property
014           FNMA-Military Service
015           FNMA-Other
016           FNMA-Unemployment
017           FNMA-Business failure
019           FNMA-Casualty loss
022           FNMA-Energy environment costs
023           FNMA-Servicing problems
026           FNMA-Payment adjustment
027           FNMA-Payment dispute
029           FNMA-Transfer of ownership pending
030           FNMA-Fraud
031           FNMA-Unable to contact borrower
INC           FNMA-Incarceration

                                      B-5

EXHIBIT G-1: STANDARD FILE CODES - DELINQUENCY REPORTING, CONTINUED

The FNMA DELINQUENT STATUS CODE field should show the Status of Default as follows:

STATUS CODE   STATUS DESCRIPTION
-----------   ------------------------------------------
09            Forbearance
17            Pre-foreclosure Sale Closing Plan Accepted
24            Government Seizure
26            Refinance
27            Assumption
28            Modification
29            Charge-Off
30            Third Party Sale
31            Probate
32            Military Indulgence
43            Foreclosure Started
44            Deed-in-Lieu Started
49            Assignment Completed
61            Second Lien Considerations
62            Veteran's Affairs-No Bid
63            Veteran's Affairs-Refund
64            Veteran's Affairs-Buydown
65            Chapter 7 Bankruptcy
66            Chapter 11 Bankruptcy
67            Chapter 13 Bankruptcy

                                      B-6

EXHIBIT G-2: STANDARD FILE LAYOUT - SCHEDULED/SCHEDULED

                                                                                                                     MAX
COLUMN NAME              DESCRIPTION                                 DECIMAL   FORMAT COMMENT                        SIZE
----------------------   -----------------------------------------   -------   -----------------------------------   ----

SER_INVESTOR_NBR         A value assigned by the Servicer to                   Text up to 10 digits                   20
                         define a group of loans.

LOAN_NBR                 A unique identifier assigned to each loan             Text up to 10 digits                   10
                         by the investor.

SERVICER_LOAN_NBR        A unique number assigned to a loan by the             Text up to 10 digits                   10
                         Servicer. This may be different than the
                         LOAN_NBR.

BORROWER_NAME            The borrower name as received in the                  Maximum length of 30 (Last, First)     30
                         file. It is not separated by first and
                         last name.

SCHED_PAY_AMT            Scheduled monthly principal and scheduled      2      No commas(,) or dollar signs ($)       11
                         interest payment that a borrower is
                         expected to pay, P&I constant.

NOTE_INT_RATE            The loan interest rate as reported by the      4      Max length of 6                         6
                         Servicer.

NET_INT_RATE             The loan gross interest rate less the          4      Max length of 6                         6
                         service fee rate as reported by the
                         Servicer.

SERV_FEE_RATE            The servicer's fee rate for a loan as          4      Max length of 6                         6
                         reported by the Servicer.

SERV_FEE_AMT             The servicer's fee amount for a loan as        2      No commas(,) or dollar signs ($)       11
                         reported by the Servicer.

NEW_PAY_AMT              The new loan payment amount as reported        2      No commas(,) or dollar signs ($)       11
                         by the Servicer.

NEW_LOAN_RATE            The new loan rate as reported by the           4      Max length of 6                         6
                         Servicer.

ARM_INDEX_RATE           The index the Servicer is using to             4      Max length of 6                         6
                         calculate a forecasted rate.

ACTL_BEG_PRIN_BAL        The borrower's actual principal balance        2      No commas(,) or dollar signs ($)       11
                         at the beginning of the processing cycle.

ACTL_END_PRIN_BAL        The borrower's actual principal balance        2      No commas(,) or dollar signs ($)       11
                         at the end of the processing cycle.

BORR_NEXT_PAY_DUE_DATE   The date at the end of processing cycle               MM/DD/YYYY                             10
                         that the borrower's next payment is due
                         to the Servicer, as reported by Servicer.

SERV_CURT_AMT_1          The first curtailment amount to be             2      No commas(,) or dollar signs ($)       11
                         applied.

SERV_CURT_DATE_1         The curtailment date associated with the              MM/DD/YYYY                             10
                         first curtailment amount.

CURT_ADJ_ AMT_1          The curtailment interest on the first          2      No commas(,) or dollar signs ($)       11
                         curtailment amount, if applicable.

SERV_CURT_AMT_2          The second curtailment amount to be            2      No commas(,) or dollar signs ($)       11
                         applied.

SERV_CURT_DATE_2         The curtailment date associated with the              MM/DD/YYYY                             10
                         second curtailment amount.

CURT_ADJ_ AMT_2          The curtailment interest on the second         2      No commas(,) or dollar signs ($)       11
                         curtailment amount, if applicable.

SERV_CURT_AMT_3          The third curtailment amount to be             2      No commas(,) or dollar signs ($)       11
                         applied.

                                       B-7

SERV_CURT_DATE_3         The curtailment date associated with the              MM/DD/YYYY                             10
                         third curtailment amount.

CURT_ADJ_AMT_3           The curtailment interest on the third          2      No commas(,) or dollar signs ($)       11
                         curtailment amount, if applicable.

PIF_AMT                  The loan "paid in full" amount as              2      No commas(,) or dollar signs ($)       11
                         reported by the Servicer.

PIF_DATE                 The paid in full date as reported by the              MM/DD/YYYY                             10
                         Servicer.

                                                                               Action Code Key:                        2
                                                                               15=Bankruptcy, 30=Foreclosure,
ACTION_CODE              The standard FNMA numeric code used to                60=PIF, 63=Substitution,
                         indicate the default/delinquent status of             65=Repurchase, 70=REO
                         a particular loan.

INT_ADJ_AMT              The amount of the interest adjustment as       2      No commas(,) or dollar signs ($)       11
                         reported by the Servicer.

SOLDIER_SAILOR_ADJ_AMT   The Soldier and Sailor Adjustment amount,      2      No commas(,) or dollar signs ($)       11
                         if applicable.

NON_ADV_LOAN_AMT         The Non Recoverable Loan Amount, if            2      No commas(,) or dollar signs ($)       11
                         applicable.

LOAN_LOSS_AMT            The amount the Servicer is passing as a        2      No commas(,) or dollar signs ($)       11
                         loss, if applicable.

SCHED_BEG_PRIN_BAL       The scheduled outstanding principal            2      No commas(,) or dollar signs ($)       11
                         amount due at the beginning of the cycle
                         date to be passed through to investors.

SCHED_END_PRIN_BAL       The scheduled principal balance due to         2      No commas(,) or dollar signs ($)       11
                         investors at the end of a processing
                         cycle.

SCHED_PRIN_AMT           The scheduled principal amount as              2      No commas(,) or dollar signs ($)       11
                         reported by the Servicer for the current
                         cycle -- only applicable for
                         Scheduled/Scheduled Loans.

SCHED_NET_INT            The scheduled gross interest amount less       2      No commas(,) or dollar signs ($)       11
                         the service fee amount for the current
                         cycle as reported by the Servicer -- only
                         applicable for Scheduled/Scheduled Loans.

ACTL_PRIN_AMT            The actual principal amount collected by       2      No commas(,) or dollar signs ($)       11
                         the Servicer for the current reporting
                         cycle -- only applicable for
                         Actual/Actual Loans.

ACTL_NET_INT             The actual gross interest amount less the      2      No commas(,) or dollar signs ($)       11
                         service fee amount for the current
                         reporting cycle as reported by the
                         Servicer -- only applicable for
                         Actual/Actual Loans.

PREPAY_PENALTY_ AMT      The penalty amount received when a             2      No commas(,) or dollar signs ($)       11
                         borrower prepays on his loan as reported
                         by the Servicer.

PREPAY_PENALTY_ WAIVED   The prepayment penalty amount for the          2      No commas(,) or dollar signs ($)       11
                         loan waived by the servicer.

MOD_DATE                 The Effective Payment Date of the                     MM/DD/YYYY                             10
                         Modification for the loan.

MOD_TYPE                 The Modification Type.                                Varchar - value can be alpha           30
                                                                               or numeric

DELINQ_P&I_ADVANCE_AMT   The current outstanding principal and          2      No commas(,) or dollar signs ($)       11
                         interest advances made by Servicer.

                                       B-8

EXHIBIT G-3: CALCULATION OF REALIZED LOSS/GAIN FORM 332- INSTRUCTION SHEET

          The numbers on the form correspond with the numbers listed below.

     Liquidation and Acquisition Expenses:

     1.     The Actual Unpaid Principal Balance of the Mortgage Loan. For
            documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     2.     The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     3.     Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For
            documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     4-12.  Complete as applicable. All line entries must be supported by copies of appropriate statements, vouchers, receipts, bills, canceled checks, etc., to document the expense. Entries not properly documented will not be reimbursed to the Servicer.

     13.    The total of lines 1 through 12.

     Credits:

     14-21. Complete as applicable. All line entries must be supported by copies of the appropriate claims forms, EOBs, HUD-1 and/or other proceeds verification, statements, payment checks, etc. to document the credit. If the Mortgage Loan is subject to a Bankruptcy Deficiency, the difference between the Unpaid Principal Balance of the Note prior to the Bankruptcy Deficiency and the Unpaid Principal Balance
            as reduced by the Bankruptcy Deficiency should be input on line 20.

     22.    The total of lines 14 through 21.

            Please note: For HUD/VA loans, use line (15) for Part A/Initial proceeds and line (16) for Part B/Supplemental proceeds.

     Total Realized Loss (or Amount of Any Gain)

     23.    The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

                                      B-9

EXHIBIT G-3: CALCULATION OF REALIZED LOSS/GAIN FORM 332

                             WELLS FARGO BANK, N.A.

                        CALCULATION OF REALIZED LOSS/GAIN

Prepared by: __________________                            Date: _______________
Phone: ________________________             Email Address: _____________________

            -----------------   -------------   ----------------
            Servicer Loan No.   Servicer Name   Servicer Address

            -----------------   -------------   ----------------

WELLS FARGO BANK, N.A. Loan No. ________________________________________________
Borrower's Name: _______________________________________________________________
Property Address: ______________________________________________________________

LIQUIDATION AND ACQUISITION EXPENSES:
(1)  Actual Unpaid Principal Balance of Mortgage Loan   $___________________(1)
(2)  Interest accrued at Net Rate                        ___________________(2)
(3)  Accrued Servicing Fees                              ___________________(3)
(4)  Attorney's Fees                                     ___________________(4)
(5)  Taxes                                               ___________________(5)
(6)  Property Maintenance                                ___________________(6)
(7)  MI/Hazard Insurance Premiums                        ___________________(7)
(8)  Utility Expenses                                    ___________________(8)
(9)  Appraisal/BPO                                       ___________________(9)
(10) Property Inspections                                ___________________(10)
(11) FC Costs/Other Legal Expenses                       ___________________(11)
(12) Other (itemize)                                    $___________________(12)
        Cash for Keys _______________________________
        HOA/Condo Fees ______________________________
        _____________________________________________
        _____________________________________________
     TOTAL EXPENSES                                     $___________________(13)

CREDITS:
(14) Escrow Balance                                     $___________________(14)
(15) HIP Refund                                          ___________________(15)

                                      B-10

(16) Rental Receipts                                     ___________________(16)
(17) Hazard Loss Proceeds                                ___________________(17)
(18) Primary Mortgage Insurance Proceeds                 ___________________(18)
(19) Pool Insurance Proceeds                             ___________________(19)
(20) Proceeds from Sale of Acquired Property             ___________________(20)
(21) Other (itemize)                                     ___________________(21)
     TOTAL CREDITS                                      $___________________(22)
TOTAL REALIZED LOSS (OR AMOUNT OF GAIN)                 $___________________(23)

                                      B-11

                                   APPENDIX I

                        Purchase and Servicing Agreements

             [Please see Exhibits 10.3(A) and (B) to this Form 8-K]